UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21884

Oppenheimer Rochester Virginia Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  March 31

Date of reporting period:  3/31/2016

Item 1.  Reports to Stockholders.

Annual Report 3/31/2016

OppenheimerFunds®
The Right Way
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Oppenheimer Rochester® Virginia Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
1-Year	-0.46%	-5.19%	3.98%
5-Year	5.35	4.33	5.59
Since Inception (7/18/06)	1.49	0.98	4.97

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

This Fund was closed to new investors at the close of the New York Stock Exchange on March 24, 2016, subject to certain exceptions.

Our Twitter handle is @RochesterFunds.

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An Important Update

to the Fund Performance Discussion

Update (as of May 11, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders:

Issuers of Puerto Rico debt made $59 million of the $60 million in bond and note payments that were due April 1, 2016. The Puerto Rico Public Finance Corporation (PFC), which stopped making payments on August 1, 2015, failed to honor its April 1 debt-service obligation.

On April 4, 2016, reports that the Government Development Bank (the GDB) had established new bank accounts prompted some investors to file a lawsuit in the U.S. District Court for Puerto Rico. The suit seeks a court order to prevent the GDB from diverting money into the new accounts.

The next day, Gov. Alejandro García Padilla proposed that he should be given the authority to declare a debt moratorium on all bonds issued by the Commonwealth’s public sector entities, including general obligation (G.O.) securities and bonds backed by sales tax revenues (COFINAs). The Puerto Rico Senate passed the measure in the early hours of April 5, the Puerto Rico House approved it the following day and the governor then signed it into law.

Stephen Spencer, a financial advisor to bondholders, including OppenheimerFunds, said the step “could have unintended consequences and could ultimately prove harmful to the commonwealth’s citizens as well as bondholders.” Mr. Spencer also said that the new law threatened the agreement OppenheimerFunds and other bondholders had reached with PREPA, Puerto Rico’s electric utilities authority.

Soon after, Puerto Rico legislators began debating amendments that could make many Commonwealth securities ineligible for the debt moratorium. While the Puerto Rico House approved some exemptions, the Senate has not voted on the amendments. Meanwhile, the governor declared a state of emergency for the GDB, halting payments to all but “essential services.” We believe that action by the U.S. Congress, if it passes a bill that is signed by the President, could supersede Puerto Rico’s debt moratorium law. Also during April, a group of G.O. bondholders offered a debt-relief plan that included $750 million of new G.O.s; the Commonwealth came forth with revisions to its “voluntary” exchange offer; the Natural Resources Committee postponed its vote on Puerto Rico-related legislation, and the GDB was said to be in negotiations to reduce the par value of about $120 million of its debt by 47%.

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Things heated up when the governor announced that he had signed an executive order on April 30 to declare a moratorium on part of the GDB’s debt. The GDB defaulted on a $367 million principal payment on May 2 after reaching tentative forbearance agreements with two creditor groups. This Fund does not hold any securities issued by the GDB. Oppenheimer Rochester Limited Term California Municipal Fund is the only fund in our complex with a GDB position, and its market value is less than one-hundredth of 1% of that fund’s assets.

Also during May, the Puerto Rico House unanimously voted to cancel a planned 4 percentage point increase in a business-to-business tax and to delay plans to shift to a value-added tax (VAT); a new corporation was established to help PRASA, the Commonwealth’s aqueduct and sewer authority, borrow for capital needs, and an agreement for PREPA to sell $111 million in 3-year notes to bondholders and insurance companies appeared to be on the rocks amid concerns about how the debt moratorium law could affect future debt payments.

In Washington, D.C., legislators remained at odds about how to address Puerto Rico’s financial problems. On May 11, Rep. Nancy Pelosi said that House Democrats were “disappointed” in the latest version of the Republicans’ bill and that “another few days of back and forth” were still necessary. As of this writing, it was not clear when the measure would be discussed in committee or when it might reach the floor for a vote.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester Virginia Municipal Fund generated high levels of tax-free income despite the persistence of low interest rates during the 12-month reporting period ended March 31, 2016. The Fund’s Class A shares provided a distribution yield of 6.77% at net asset value (NAV) at the end of this reporting period. The Fund’s Class A shares were ranked second, behind this Fund’s Class Y shares, in Lipper’s Virginia Municipal Bond Fund category for distribution yield. However, price reductions in the municipal bond market – particularly among sectors and securities this Fund favors – caused the Fund’s NAV to decline, and its total return followed suit: The Fund’s Class A total return was negative this reporting period despite the Fund’s steady dividend and favorable distribution yield.

MARKET OVERVIEW

After its March 2016 meeting, the Federal Reserve Open Market Committee (FOMC) announced that the Fed Funds target interest rate would remain between 0.25% and 0.50%. Citing “global economic and financial developments that continue to pose risks,” the Fed also indicated that its members foresee two increases in this short-term rate during 2016, not four, as was mentioned in December 2015, when the Fed Funds target rate was increased to the range of 0.25% to 0.50%.

The average distribution yield in Lipper’s Virginia Municipal Debt Funds category was 3.28% at the end of this reporting period. At 6.77%, the distribution yield at NAV for this Fund’s Class A shares was 349 basis points higher than the category average.

In a statement following that increase, which occurred seven years to the day after it had been reduced to the range of zero to 0.25%, the Fed said steady job growth and a

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	6.77%
Dividend Yield with sales charge	6.44
Standardized Yield	6.42
Taxable Equivalent Yield	12.09
Last distribution (3/22/16)	$0.045
Total distributions (4/1/15 to 3/31/16)	$0.540

Endnotes for this discussion begin on page 21 of this report.

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near-normal unemployment rate of 5% were factors in its decision. The last increase – to 5.25% – was announced June 29, 2006. Fed officials also said they expected the economy to warrant only “gradual increases” over the next few years; in December 2015, FOMC members projected rate increases of one percentage point per year. At the time, the Fed suggested four rate hikes in 2016 but stressed that “rate increases could be faster or slower, based on economic data.”

In a speech late in this reporting period, Fed chair Janet Yellen returned to that theme, saying that “given the risks to the outlook, I consider it appropriate to proceed cautiously in adjusting policy.”

Throughout this reporting period, market watchers speculated about the timing and nature of FOMC decisions. Many predicted the FOMC would raise the Fed Funds target rate at the September 2015 meeting, but the Fed decided otherwise, citing “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective.”

In a speech after the September meeting, Ms. Yellen tried to quell the resulting market volatility saying, “it will likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.” While not definitive by any measure, the statement was more specific than earlier announcements from the Fed. In November 2015, Ms. Yellen again indicated that the central bank would bump up rates slowly, and the Fed kept interest rates unchanged at the January 2016 meeting. At the time, the FOMC noted that economic growth had slowed since late 2015 and that inflation was running below the FOMC’s target level. While the 12-month core inflation rate (excluding food and energy prices) was 2.3% in January 2016, the Fed’s preferred inflation gauge for the same period was just 1.3%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

On March 31, 2016, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been a year earlier. However, prices of longer-term, high-grade munis rallied during the same period, and their yields declined.

The average yield on 30-year, AAA-rated muni bonds was 2.79% on March 31, 2016, down 15 basis points from March 31, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.79% on March 31, 2016, down 26 basis points from the March 2015 date, and the average yield on 1-year, AAA-rated

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muni bonds was 0.44%, up 22 basis points from the March 2015 date.

Early in this reporting period, Virginia Governor Terry McAuliffe announced that Commonwealth’s revenue was outpacing forecasts by substantial sums. This development was a pleasant “reversal of fortune,” given that earlier predictions had anticipated a shortfall of $2.4 billion through fiscal 2016. Instead, Virginia had a surplus of $549.6 million on June 30, 2015, the end of fiscal 2015. “This represents the largest revenue surplus in the Commonwealth’s history, exceeding the $544.6 million revenue surplus in fiscal year 2005,” McAuliffe told an appropriations committee.

In a 2015 report, Virginia’s budget practices garnered the praise of the Volcker Alliance, a nonpartisan organization that seeks to “catalyze new thinking and action with respect to federal, state and local government in the U.S. and abroad.” The alliance applauded Virginia’s use of strategic planning for revenue and capital spending, its repeated re-estimates of revenues, its strict statutory constraints on borrowing, and its actively employed rainy day fund. As a result of these policies, Virginia has adopted three major pension reforms with a goal of 100% funding by 2019 and has raised revenues for infrastructure improvements through targeted tax increases, according to the report.

Late in this reporting period, Virginia lawmakers sent their budget to Gov. McAuliffe. The biennial plan includes raises for teachers and increased spending for education and economic development. As of the end of the reporting period, the budget was awaiting the governor’s review. The budget’s $2.1 billion bond package, which falls about $300,000 short of the governor’s proposal, promises huge capital investments in state parks, juvenile justice, and research and development for new industries.

State highway planners agreed during this reporting period that adding express lanes to I-66 via a proposed $2.1 billion public-private partnership (P3) would be the most effective way to reduce congestion outside the Capital Beltway in northern Virginia. The I-66 lanes would reduce travel times and provide more access to jobs and public transit than any other single project, according to the Virginia Department of Transportation.

In mid-March, the Virginia General Assembly approved a $350 million state-backed bond deal to expand capacity at the Port of Virginia, primarily at Norfolk International Terminals, its largest container operation. According to The Bond Buyer, the deal was approved almost seven years to the day after the first privatization bid to run the port was announced.

As of March 31, 2016, Virginia’s general obligation (G.O.) bonds had triple-A ratings from Moody’s Investors Service, Standard & Poor’s and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

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Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Virginia Municipal Fund held more than 115 securities as of March 31, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

Even as market conditions created pressure on the dividends of many fixed-income funds this reporting period, this Fund’s dividend trend demonstrated the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 4.5 cents per share throughout this reporting period. In all, the Fund distributed 54.0 cents per Class A share this reporting period.

The Fund’s Class A distribution yield at NAV was ranked second in Lipper’s Virginia Municipal Debt Funds category as of March 31, 2016, trailing only the distribution yield of this Fund’s Y shares. A taxable investment with a March 2016 yield of less 12.09% would not have delivered as much after-tax income as the Class A shares of this Fund for Virginia residents in the top 2015 bracket for federal and state income taxes; Virginia has not officially released its 2016 tax rates. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 38.0% of the Fund’s total assets (40.9% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco Master Settlement Agreement (the MSA) and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings, some of which are insured, include G.O. and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA (Puerto Rico’s electric utility authority) also made a full payment of $215 million. PREPA (Puerto Rico’s electric utility authority) also made a full payment of $215 million.

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The Rochester Portfolio Management Team

Two authorities, the Puerto Rico Public Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA), defaulted on $37 million. According to Gov. Alejandro García Padilla, these defaults were the result of the emergency measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC – have sued the Commonwealth, arguing that the revenues should not have been diverted. On January 31, 2016, the Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined.

Puerto Rico remained in the news throughout this reporting period. On August 21, 2015, the Commonwealth petitioned the U.S.

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The Rochester Credit Research Team

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Supreme Court to overturn a February 6, 2015 federal district court ruling that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA, PRASA (Puerto Rico’s aqueduct and sewer authority) and PRHTA (its highway authority) to restructure their debt under the supervision of a Commonwealth court. Five months later, a federal appeals court unanimously affirmed the judge’s decision.

In its petition, the Commonwealth argued that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set forth in the Commonwealth’s Recovery Act. As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored.

On December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal of the district court and appellate court decisions. At the March 22, 2016 hearing, much of the discussion centered on a 1984 amendment to Chapter 9 bankruptcy code, which does not allow Puerto Rico municipalities or public corporations to file for Chapter 9 bankruptcy protection. If the Court overturns the lower courts’ decisions, the case would likely be remanded to U.S. Federal

District Court, where bondholders would have an opportunity to present additional arguments. Although we cannot guarantee that Oppenheimer Rochester will once again prevail, we continue to believe our legal arguments are strong and wish to assure shareholders that our team will always stand up for bondholders’ best interests. A Supreme Court ruling on the Commonwealth’s petition is expected in June 2016.

Throughout this reporting period, the market also reacted to developments related to the forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund. In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms, to make its July 1, 2015 payment and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

Investors should note that the plan also seeks to reduce and/or restructure some of Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed

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to honoring their debt-service obligations continued to create significant pressure on the prices of their securities.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders; and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation.

In December 2015, after gaining several extensions related to the debt-restructuring agreement, PREPA announced that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken by that date, and PREPA asked for an extension to February 12.

The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure has been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16. The governor signed the debt-restructuring legislation and PREPA was given until March 1 to submit a rate proposal to the Commonwealth’s Energy Commission. That deadline has since been extended to April 22.

Also late in this reporting period, the Puerto Rico House passed legislation that would allow PRASA to issue new debt and avoid a rate hike. As of March 31, 2016, the Puerto Rico Senate had yet to vote on the legislation, which includes several prerequisites.

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The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Meanwhile, in Washington, a December 1, 2015 hearing of the U.S. Senate Committee on the Judiciary, which is chaired by Sen. Chuck Grassley of Iowa, focused on Puerto Rico’s financial and economic circumstances. While Gov. Padilla pressed the senators to consider giving the Commonwealth access to Chapter 9 bankruptcy and asserted that “we have no cash left,” Sen. Grassley was among those who chided the governor because audited financial statements had not been provided. Sen. Grassley, in line with other Republican senators challenged the governor, saying “Let’s not forget that Puerto Rico issued its bonds with the knowledge that Ch. 9 bankruptcy wasn’t an option in the event of a default.” At the end of this reporting period, Democratic lawmakers had not gained traction on their proposals to allow the Commonwealth and/or its authorities to file for Ch. 9 bankruptcy protection.

On December 9, 2015, three Republican senators – Orrin Hatch of Utah, Lisa Murkowski of Alaska and Sen. Grassley of Iowa – introduced the Puerto Rico Assistance Act of 2015. The bill would establish a new authority that could issue bonds and called for as much as $3 billion to help the Commonwealth stabilize its budget and debt, among other provisions. A week later, House Speaker Paul Ryan asked lawmakers to reach a “responsible solution” for Puerto Rico by March 31, 2016; however, as of that date, no “solution” had been put forth.

There was also talk in Congress of amending the omnibus spending bill to provide Puerto Rico access to Ch. 9, but the only measures included in the bill were related to Medicare funding and additional technical assistance from Treasury. Meanwhile, the Government Development Bank for Puerto Rico (GDB) put forth a plan calling for a “comprehensive single transaction to be accomplished through a voluntary exchange offer.”

U.S. Senate Democrats introduced a number of bills in late March: The proposed Puerto Rico Stability Act, which would give the Commonwealth restructuring capabilities, establish a nine-person oversight authority, and require the appointment of a chief financial officer and the development of a 5-year fiscal plan, among other things. The proposed Puerto Rico Recovery Act of 2016 (not to be confused with the Recovery Act) would increase Medicaid funding and give island residents access to the Earned Income Tax Credit. And the proposed Territories Relief Act would give territories bankruptcy protection. The status of all three proposed acts was unclear as of March 31, 2016.

Late in this reporting period, the House Committee on Natural Resources, which has jurisdiction over U.S. territories, released a discussion draft of a bill to address Puerto Rico’s financial problems. The draft called for an independent oversight board that

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would be allowed to file petitions for debt restructuring, but debtors would first have to release “their most recent audited financial report and engage in voluntary debt restructuring discussions with creditors,” according to The Bond Buyer. The draft was roundly criticized by most parties, including Republicans, Democrats, Puerto Rican officials, and creditors.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision has delayed Puerto Rico’s transition to a value-added tax, originally slated to begin April 1. Meanwhile, there are calls for the Commonwealth’s tax system to be overhauled.

Politicians, including some candidates for the presidency, have voiced concerns about Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress and/or the Puerto Rico Legislature.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

The Fund continued to be invested in the higher education sector as of March 31, 2016, with 19.6% of the Fund’s total assets (21.1% of net assets). The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. As of March 31, 2016, the sector included securities issued in Puerto Rico and was a positive contributor to the Fund’s total return.

G.O. securities comprised 9.8% of total assets (10.6% of net assets) as of March 31,

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2016. At the end of this reporting period, all of the Fund’s G.O. bonds were issued by Commonwealth of Puerto Rico. Economic conditions were such that the sector detracted from the Fund’s total return this reporting period. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers.

As of March 31, 2016, the Fund was invested in the hospital/healthcare sector, which represented 9.7% of total assets (10.5% of net assets) and held some bonds issued in the Commonwealth of Puerto Rico. Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade. The sector was a positive contributor to the Fund’s total return.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 9.7% of the Fund’s total assets (10.4% of net assets) at the end of this reporting period. The sector was a positive contributor to the Fund’s total return.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period, two of which were issued in Puerto Rico, made all scheduled payments of interest and principal on time and in full.

As of March 31, 2016, the Fund remained invested in land-development bonds, which are Special Assessment and, in some cases, Special Tax bonds, which help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 8.2% and 0.5% of the Fund’s total assets (8.8% and 0.5% of net assets), respectively. While the Special Assessment sector contributed positively to Fund performance this reporting period, the Special Tax sector detracted.

Overall, we believe that land-development bonds have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land-development securities.

As of March 31, 2016, the sales tax sector represented 7.6% of the Fund’s total assets (8.2% of net assets). Debt-service payments

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on securities in this sector are paid using the issuing municipality’s sales tax revenue. All of the sales tax revenue bonds held by the Fund this reporting period were issued in the Commonwealth of Puerto Rico, and economic conditions in this territory were such that the sector detracted from the Fund’s total return this reporting period.

The Fund’s holdings in municipal bonds issued by utilities represented 7.1% of total assets (7.7% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 5.9% of total assets (6.4% of net assets), and sewer utilities with 1.2% of total assets (1.3% of net assets) as of March 31, 2016. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include bonds issued by PREPA and PRASA. The electric and sewer utilities sectors contributed positively to the Fund’s performance this reporting period.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 6.0% of total assets (6.4% of net assets) as of March 31, 2016. Bonds in this sector are used to build and maintain roadways and highway amenities. The sector included bonds issued by PRHTA (Puerto Rico’s highway authority) as of March 31, 2016 and was a positive contributor to the Fund’s total return.

The Fund remained invested in the adult living facilities sector, which represented 5.4% of the Fund’s total assets (5.8% of net assets), and was a positive contributor to the Fund’s performance as of March 31, 2016. These bonds, which finance various projects at senior living centers, tend to perform well in densely populated geographies with strong real estate values and in more rural areas with stable home prices.

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 4.6% of the Fund’s total assets (5.0% of net assets) as of March 31, 2016. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund, all of which were issued in Puerto Rico, are backed by the proceeds of these lease arrangements and detracted from the Fund’s performance this reporting period.

Many sectors in which the Fund maintained relatively smaller investments as of March 31, 2016 also contributed positively to the Fund’s performance: Investors benefited this reporting period from the Fund’s holdings in sectors focused on multifamily housing, single-family housing and not-for-profit organizations, among others. This set of sectors includes bonds issued in Puerto Rico and Guam.

The government appropriation and the marine and aviation facilities sectors detracted from the Fund’s performance this reporting period. The Fund’s holdings in these sectors were relatively small as of March 31, 2016 and

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included securities issued in Puerto Rico and Guam.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide welcomed levels of tax-free income to funds across the industry during this reporting period and contributed positively to this Fund’s performance. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of March 31, 2016, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities

17      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

18      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Higher Education	19.6%
General Obligation	9.8
Hospital/Healthcare	9.7
Tobacco (Master Settlement Agreement)	9.7
Special Assessment	8.2
Sales Tax Revenue	7.6
Highways/Commuter Facilities	6.0
Electric Utilities	5.9
Adult Living Facilities	5.4
Municipal Leases	4.6

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	8.7%	0.0%	8.7%
AA	21.7	0.0	21.7
A	2.9	0.0	2.9
BBB	12.4	14.2	26.6
BB or lower	35.2	4.9	40.1
Total	80.9%	19.1%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

19      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS As of 3/31/16
	Without Sales Charge	With Sales Charge
Class A	6.77%	6.44%
Class B	6.09	N/A
Class C	6.10	N/A
Class Y	6.77	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/16

Class A	6.42%
Class B	5.99
Class C	5.99
Class Y	6.72

TAXABLE EQUIVALENT YIELDS

As of 3/31/16

Class A	12.09%
Class B	11.28
Class C	11.28
Class Y	12.66

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/16
	Inception Date	1-Year	5-Year	Since Inception
Class A (ORVAX)	7/18/06	-0.46%	5.35%	1.49%
Class B (ORVBX)	7/18/06	-1.21	4.55	1.00
Class C (ORVCX)	7/18/06	-1.08	4.58	0.70
Class Y (ORVYX)	7/29/11	-0.33	N/A	4.03

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/16
	Inception Date	1-Year	5-Year	Since Inception
Class A (ORVAX)	7/18/06	-5.19%	4.33%	0.98%
Class B (ORVBX)	7/18/06	-5.86	4.23	1.00
Class C (ORVCX)	7/18/06	-2.02	4.58	0.70
Class Y (ORVYX)	7/29/11	-0.33	N/A	4.03

20      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

As of the close of the New York Stock Exchange on March 24, 2016, the purchase and exchange of shares of this Fund was restricted, subject to certain exceptions. Please see the prospectus supplement of this Fund for further information.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

21      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Distribution yields for Class A shares are based on dividends of $0.045 for the 28-day accrual period ended March 22, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on March 22, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0404, $0.0404 and $0.045, respectively, for the 28-day accrual period ended March 22, 2016, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended March 31, 2016, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Virginia Municipal Debt Funds category is based on 35 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the top 2015 federal and

Virginia tax rate of 46.9%; Virginia has not officially released its 2016 tax rates. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information

22      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

23      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Actual	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During 6 Months Ended March 31, 2016
Class A	$ 1,000.00	$ 1,026.60	$ 9.52
Class B	1,000.00	1,022.80	14.82
Class C	1,000.00	1,022.90	13.49
Class Y	1,000.00	1,027.70	10.44

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,015.65	9.47
Class B	1,000.00	1,010.45	14.73
Class C	1,000.00	1,011.75	13.42
Class Y	1,000.00	1,014.75	10.38

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2016 are as follows:

Class	Expense Ratios
Class A	1.87%
Class B	2.91
Class C	2.65
Class Y	2.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

25      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2016

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—103.8%
District of Columbia—4.5%
$150,000	Metropolitan Washington D.C. Airport Authority[1]	5.375%		10/01/2029	$163,475
230,000	Metropolitan Washington D.C. Airport Authority[1]	5.000		10/01/2030	264,010
1,300,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	5.600	[2]	10/01/2035	634,309
5,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	7.910	[2]	10/01/2040	1,833,950
1,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road-Metrorail)[1]	0.000	[3]	10/01/2044	1,139,570

					4,035,314
Virginia—54.9%
265,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.500		07/15/2035	243,681
2,004,000	Celebrate, VA North CDA Special Assessment[4]	6.750		03/01/2034	1,294,203
1,200,000	Celebrate, VA South CDA Special Assessment[4]	6.250		03/01/2037	659,844
25,000	Chesterfield, VA IDA (Winchester Greens)[1]	5.300		07/01/2024	25,037
45,000	Chesterfield, VA IDA (Winchester Greens)[1]	5.400		01/01/2031	45,042
1,715,000	Fairfax County, VA EDA Senior Living (Lewinsville Retirement Residence)[1]	5.250		03/01/2032	1,726,199
4,000,000	Fairfax County, VA IDA (Inova Health System)[1]	5.000		05/15/2044	4,585,160
5,000	Fairfax County, VA IDA (Inova Health System)[1]	5.000		08/15/2023	5,916
25,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor House)[1]	5.875		08/01/2027	25,055
80,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor II)[1]	5.500		05/01/2029	80,146
10,000	Fairfax County, VA Redevel. & Hsg. Authority (Hsg. For the Elderly)[1]	6.100		09/01/2026	10,026
1,250,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.800		03/01/2036	312,537
1,470,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.450		03/01/2036	367,559
1,300,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.125		03/01/2036	325,052
210,000	Henrico County, VA EDA (Bon Secours Health Systems)[1]	5.250		11/01/2042	235,051
506,000	Lewistown, VA Commerce Center Community Devel. Authority[5]	6.050		03/01/2054	25,244
2,334,000	Lewistown, VA Commerce Center Community Devel. Authority[1]	6.050		03/01/2044	2,309,960
2,000,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450		09/01/2037	2,100,320
300,000	Prince William County, VA IDA (George Mason University Foundation)[1]	5.500		09/01/2031	352,800
1,000,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500		08/01/2038	1,035,280
3,110,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.150		09/01/2024	3,125,083
330,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.300		09/01/2031	331,148
1,825,000	Suffolk, VA Redevel. & Hsg. Authority (Henrico-Richmond)[1]	5.000		08/01/2036	1,838,359

26      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Virginia (Continued)
$4,990,000	University of Virginia[1]	5.000%		06/01/2043	$5,842,991
4,000,000	VA College Building Authority (Regent University)[1]	5.000		06/01/2029	4,002,000
1,785,000	VA College Building Authority (Regent University)[1]	5.000		06/01/2026	1,786,642
3,000,000	VA College Building Authority Educational Facilities (21st Century College and Equipment)[1]	5.000		02/01/2029	3,683,970
2,000,000	VA Hsg. Devel. Authority[1]	5.100		10/01/2038	2,204,140
1,000,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.250		10/01/2038	1,105,200
45,000	VA Hsg. Devel. Authority, Series A1	5.100		10/01/2035	45,979
15,000	VA Northern Health Center Commission Nursing Home (Birmingham Green)[1]	4.750		07/01/2020	15,045
55,000	VA Northern Health Center Commission Nursing Home (Birmingham Green)	5.000		07/01/2028	55,203
250,000	VA Small Business Financing Authority (Roanoke College)[1]	5.750		04/01/2041	285,688
250,000	VA Small Business Financing Authority (Roanoke College)[1]	5.500		04/01/2033	282,578
22,000,000	VA Tobacco Settlement Authority	5.770	[2]	06/01/2047	382,800
195,355,000	VA Tobacco Settlement Authority	10.821	[2]	06/01/2047	3,998,917
3,000,000	VA Tobacco Settlement Financing Corp.[1]	5.200	[3]	06/01/2046	2,648,070
280,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.750		07/01/2038	318,296
545,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.500		07/01/2029	621,409
305,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.250		07/01/2019	333,225
466,000	White Oaks, VA Village Shops Community Devel. Authority Special Assessment[1]	5.300		03/01/2017	478,121

					49,148,976
U.S. Possessions—44.4%
35,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	37,927
750,000	Guam International Airport Authority[1]	6.000		10/01/2034	899,557
350,000	Guam Power Authority, Series A1	5.000		10/01/2027	415,401
125,000	Guam Power Authority, Series A1	5.000		10/01/2030	148,232
125,000	Guam Power Authority, Series A1	5.000		10/01/2023	150,240
205,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2037	133,906
250,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	172,652
450,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[3]	07/01/2024	320,193
800,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	543,016
1,270,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	1,273,277
145,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	145,637
2,150,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	1,304,426
1,000,000	Puerto Rico Commonwealth GO	6.500		07/01/2040	610,280
1,000,000	Puerto Rico Commonwealth GO	6.000		07/01/2029	606,670
500,000	Puerto Rico Commonwealth GO	5.750		07/01/2041	300,685
1,000,000	Puerto Rico Commonwealth GO	6.000		07/01/2039	606,590
2,565,000	Puerto Rico Commonwealth GO	5.000		07/01/2041	1,520,788
755,000	Puerto Rico Commonwealth GO	5.125		07/01/2031	449,867
1,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2026	601,350
1,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	599,010

27      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$2,600,000	Puerto Rico Commonwealth GO	6.500%		07/01/2037	$1,586,572
170,000	Puerto Rico Commonwealth GO	5.750		07/01/2038	102,316
1,000,000	Puerto Rico Commonwealth GO	5.000		07/01/2035	1,012,550
240,000	Puerto Rico Commonwealth GO	5.000		07/01/2034	142,714
2,000,000	Puerto Rico Electric Power Authority, Series A6	6.750		07/01/2036	1,239,980
350,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2027	217,021
230,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2030	142,414
580,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2028	359,467
225,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2031	139,216
200,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2029	123,858
50,000	Puerto Rico Electric Power Authority, Series XX6	5.250		07/01/2035	30,909
3,325,000	Puerto Rico Electric Power Authority, Series XX6	5.250		07/01/2040	2,054,152
600,000	Puerto Rico Electric Power Authority, Series XX6	5.750		07/01/2036	370,710
275,000	Puerto Rico Electric Power Authority, Series ZZ6	5.250		07/01/2026	170,646
245,000	Puerto Rico Electric Power Authority, Series ZZ6	5.250		07/01/2025	152,162
200,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2023	40,000
1,885,000	Puerto Rico Highway & Transportation Authority[1]	5.250		07/01/2033	1,912,691
250,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	155,372
150,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2028	30,000
500,000	Puerto Rico Infrastructure	7.000	[2]	07/01/2035	130,595
1,000,000	Puerto Rico Infrastructure[7]	7.000	[2]	07/01/2033	147,610
310,000	Puerto Rico Infrastructure	6.800	[2]	07/01/2029	122,273
820,000	Puerto Rico Infrastructure[7]	7.050	[2]	07/01/2042	77,867
470,000	Puerto Rico Infrastructure	6.000		12/15/2026	160,731
40,000	Puerto Rico Infrastructure[4]	5.000		07/01/2046	6,300
905,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	451,640
1,695,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	850,788
50,000	Puerto Rico ITEMECF (Galeria Tower San Patricio)[1]	7.100		04/01/2038	37,052
355,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625		07/01/2022	304,004
1,585,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.000		07/01/2033	1,665,835
230,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	228,852
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2042	72,116
125,000	Puerto Rico ITEMECF (University Plaza)[1]	5.000		07/01/2021	125,098
2,985,000	Puerto Rico ITEMECF (University Plaza)[1]	5.000		07/01/2033	2,840,257
500,000	Puerto Rico Public Buildings Authority	7.000		07/01/2025	310,455
2,000,000	Puerto Rico Public Buildings Authority	7.000		07/01/2021	1,241,200
1,000,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2027	1,020,730
250,000	Puerto Rico Public Buildings Authority	6.250		07/01/2031	147,795
1,000,000	Puerto Rico Public Buildings Authority	5.375		07/01/2033	540,600
1,515,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	895,653
250,000	Puerto Rico Public Finance Corp., Series B7	5.500		08/01/2031	29,688
1,000,000	Puerto Rico Public Finance Corp., Series B7	6.000		08/01/2026	118,750
3,710,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	1,568,440
585,000	Puerto Rico Sales Tax Financing Corp., Series A	7.890	[2]	08/01/2034	58,471
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2042	412,110
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	426,600
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.100	[2]	08/01/2044	818,550
4,125,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750		08/01/2037	1,710,390

28      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$13,950,000	Puerto Rico Sales Tax Financing Corp., Series A	7.287%[2]		08/01/2056	$881,361
1,255,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375		08/01/2038	515,880
1,955,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	829,135
250,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000	[3]	08/01/2032	101,060

					39,670,340
Total Investments, at Value (Cost $124,888,839)—103.8%					92,854,630
Net Other Assets (Liabilities)—(3.8)					(3,408,377)

Net Assets—100.0%					$89,446,253

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

6. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

CDA	Communities Devel. Authority
EDA	Economic Devel. Authority
GO	General Obligation
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
TASC	Tobacco Settlement Asset-Backed Bonds

See accompanying Notes to Financial Statements.

29      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2016

Assets
Investments, at value (cost $124,888,839)—see accompanying statement of investments	$92,854,630
Cash	290,227
Receivables and other assets:
Investments sold (including $5,037 sold on a when-issued or delayed delivery basis)	1,780,932
Interest	1,395,135
Shares of beneficial interest sold	3,700
Other	241,829

Total assets	96,566,453
Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	6,800,000
Dividends	124,949
Shares of beneficial interest redeemed	37,662
Distribution and service plan fees	17,266
Shareholder communications	10,390
Trustees’ compensation	4,899
Interest expense on borrowings	4,158
Other	120,876

Total liabilities	7,120,200
Net Assets	$89,446,253

Composition of Net Assets
Par value of shares of beneficial interest	$11,176
Additional paid-in capital	117,865,026
Accumulated net investment income	7,056,167
Accumulated net realized loss on investments	(3,451,907)
Net unrealized depreciation on investments	(32,034,209)

Net Assets	$89,446,253

30      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $55,821,344 and 6,968,191 shares of beneficial interest outstanding)	$8.01
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.41
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,551,284 and 194,116 shares of beneficial interest outstanding)	$7.99
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,053,932 and 3,011,713 shares of beneficial interest outstanding)	$7.99
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$8,019,693 and 1,001,695 shares of beneficial interest outstanding)	$8.01

See accompanying Notes to Financial Statements.

31      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2016

Investment Income
Interest	$8,888,581
Expenses
Management fees	552,516
Distribution and service plan fees:
Class A	150,361
Class B	25,990
Class C	273,801
Transfer and shareholder servicing agent fees:
Class A	60,774
Class B	2,606
Class C	27,379
Class Y	9,698
Shareholder communications:
Class A	11,153
Class B	1,141
Class C	6,399
Class Y	4,102
Borrowing fees	635,107
Interest expense on borrowings	27,477
Interest expense and fees on short-term floating rate notes issued (See Note 4)	19,927
Trustees’ compensation	1,568
Custodian fees and expenses	912
Other	91,889

Total expenses	1,902,800
Less waivers and reimbursements of expenses	(193,548)

Net expenses	1,709,252
Net Investment Income	7,179,329
Realized and Unrealized Gain (Loss)
Net realized gain on investments	961,353
Net change in unrealized appreciation/depreciation on investments	(9,833,878)
Net Decrease in Net Assets Resulting from Operations	$(1,693,196)

See accompanying Notes to Financial Statements.

32      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Operations
Net investment income	$7,179,329	$8,576,551
Net realized gain	961,353	2,371,788
Net change in unrealized appreciation/depreciation	(9,833,878)	(1,792,754)

Net increase (decrease) in net assets resulting from operations	(1,693,196)	9,155,585
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(4,032,669)	(4,288,911)
Class B	(151,173)	(294,967)
Class C	(1,614,447)	(1,711,509)
Class Y	(642,141)	(874,339)

	(6,440,430)	(7,169,726)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(8,511,954)	(5,814,209)
Class B	(2,569,014)	(2,877,844)
Class C	(7,160,632)	2,361,465
Class Y	(5,169,478)	1,051,749

	(23,411,078)	(5,278,839)
Net Assets
Total decrease	(31,544,704)	(3,292,980)
Beginning of period	120,990,957	124,283,937

End of period (including accumulated net investment income of $7,056,167 and $6,086,463, respectively)	$89,446,253	$120,990,957

See accompanying Notes to Financial Statements.

33      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2016

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(1,693,196)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(15,947,793)
Proceeds from disposition of investment securities	42,895,434
Short-term investment securities, net	514,940
Premium amortization	229,560
Discount accretion	(3,200,926)
Net realized gain on investments	(961,353)
Net change in unrealized appreciation/depreciation on investments	9,833,878
Change in assets:
Increase in other assets	(93,090)
Decrease in interest receivable	354,330
Increase in receivable for securities sold	(1,511,920)
Change in liabilities:
Increase in other liabilities	64,428

Net cash provided by operating activities	30,484,292
Cash Flows from Financing Activities
Proceeds from borrowings	49,900,000
Payments on borrowings	(45,100,000)
Payments on short-term floating rate notes issued	(5,510,000)
Proceeds from shares sold	19,058,106
Payments on shares redeemed	(47,558,921)
Cash distributions paid	(1,242,621)

Net cash used in financing activities	(30,453,436)
Net increase in cash	30,856
Cash, beginning balance	259,371

Cash, ending balance	$290,227

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $5,225,822.
Cash paid for interest on borrowings—$23,607.
Cash paid for interest on short-term floating rate notes issued— $19,927.

See accompanying Notes to Financial Statements.

34      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$8.60	$8.45	$9.84	$9.57	$8.38
Income (loss) from investment operations:
Net investment income[2]	0.60	0.63	0.60	0.57	0.63
Net realized and unrealized gain (loss)	(0.65)	0.04	(1.48)	0.24	1.17

Total from investment operations	(0.05)	0.67	(0.88)	0.81	1.80
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.54)	(0.52)	(0.51)	(0.54)	(0.61)
Net asset value, end of period	$8.01	$8.60	$8.45	$9.84	$9.57

Total Return, at Net Asset Value[3]	(0.46)%	8.06%	(8.86)%	8.54%	21.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,821	$69,049	$73,784	$111,710	$88,673
Average net assets (in thousands)	$60,740	$71,255	$87,104	$102,747	$76,772
Ratios to average net assets:[4]
Net investment income	7.39%	7.16%	6.86%	5.74%	6.90%
Expenses excluding specific expenses listed below	1.01%	0.96%	0.97%	0.89%	0.91%
Interest and fees from borrowings	0.66%	0.28%	0.14%	0.05%	0.07%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.05%	0.10%	0.10%	0.14%

Total expenses	1.69%	1.29%	1.21%	1.04%	1.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.48%	1.13%	1.04%	0.95%	1.01%
Portfolio turnover rate	15%	11%	25%	16%	25%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

35      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$8.58	$8.43	$9.82	$9.56	$8.37
Income (loss) from investment operations:
Net investment income[2]	0.54	0.57	0.54	0.49	0.56
Net realized and unrealized gain (loss)	(0.65)	0.04	(1.48)	0.24	1.17

Total from investment operations	(0.11)	0.61	(0.94)	0.73	1.73
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.48)	(0.46)	(0.45)	(0.47)	(0.54)
Net asset value, end of period	$7.99	$8.58	$8.43	$9.82	$9.56

Total Return, at Net Asset Value[3]	(1.21)%	7.28%	(9.56)%	7.64%	21.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,551	$4,390	$7,148	$9,659	$8,999
Average net assets (in thousands)	$2,594	$5,589	$7,859	$9,914	$7,945
Ratios to average net assets:[4]
Net investment income	6.46%	6.45%	6.14%	5.00%	6.16%
Expenses excluding specific expenses listed below	1.78%	1.71%	1.77%	1.69%	1.71%
Interest and fees from borrowings	0.66%	0.28%	0.14%	0.05%	0.07%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.05%	0.10%	0.10%	0.14%

Total expenses	2.46%	2.04%	2.01%	1.84%	1.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.23%	1.88%	1.79%	1.70%	1.76%
Portfolio turnover rate	15%	11%	25%	16%	25%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

36      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Class C	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$8.57	$8.43	$9.81	$9.55	$8.36
Income (loss) from investment operations:
Net investment income[2]	0.54	0.57	0.54	0.49	0.56
Net realized and unrealized gain (loss)	(0.64)	0.03	(1.47)	0.23	1.17

Total from investment operations	(0.10)	0.60	(0.93)	0.72	1.73
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.48)	(0.46)	(0.45)	(0.46)	(0.54)
Net asset value, end of period	$7.99	$8.57	$8.43	$9.81	$9.55

Total Return, at Net Asset Value[3]	(1.08)%	7.16%	(9.47)%	7.64%	21.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,054	$33,394	$30,526	$46,525	$34,338
Average net assets (in thousands)	$27,348	$32,395	$36,368	$42,785	$27,508
Ratios to average net assets:[4]
Net investment income	6.63%	6.40%	6.12%	4.98%	6.15%
Expenses excluding specific expenses listed below	1.77%	1.72%	1.74%	1.66%	1.68%
Interest and fees from borrowings	0.66%	0.28%	0.14%	0.05%	0.07%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.05%	0.10%	0.10%	0.14%

Total expenses	2.45%	2.05%	1.98%	1.81%	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.23%	1.88%	1.79%	1.70%	1.76%
Portfolio turnover rate	15%	11%	25%	16%	25%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

37      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Period Ended March 30, 2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$8.59	$8.45	$9.84	$9.57	$8.87
Income (loss) from investment operations:
Net investment income[3]	0.60	0.64	0.60	0.58	0.45
Net realized and unrealized gain (loss)	(0.64)	0.03	(1.47)	0.24	0.65

Total from investment operations	(0.04)	0.67	(0.87)	0.82	1.10
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.54)	(0.53)	(0.52)	(0.55)	(0.40)
Net asset value, end of period	$8.01	$8.59	$8.45	$9.84	$9.57

Total Return, at Net Asset Value[4]	(0.33)%	8.03%	(8.81)%	8.67%	12.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,020	$14,158	$12,826	$17,272	$9,239
Average net assets (in thousands)	$9,673	$14,374	$12,634	$14,125	$3,047
Ratios to average net assets:[5]
Net investment income	7.32%	7.21%	6.86%	5.83%	7.13%
Expenses excluding specific expenses listed below	0.78%	0.72%	0.74%	0.68%	0.65%
Interest and fees from borrowings	0.66%	0.28%	0.14%	0.05%	0.05%
Interest and fees on short-term floating rate notes issued[6]	0.02%	0.05%	0.10%	0.10%	0.14%

Total expenses	1.46%	1.05%	0.98%	0.83%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.46%	1.05%	0.98%	0.83%	0.84%
Portfolio turnover rate	15%	11%	25%	16%	25%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from July 29, 2011 (inception of offering) to March 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

38      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2016

1. Organization

Oppenheimer Rochester Virginia Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective as of the close of the New York Stock Exchange (“NYSE”) on March 24, 2016 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Please see the Fund’s prospectus for exceptions and additional information.

    The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those

39      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended March 31, 2016, including open tax years, and does not believe there are

40      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$4,123,353	$—	$3,451,781	$27,781,544

1. At period end, the Fund had $3,451,781 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$ 944,294
2018	2,507,487

Total	$ 3,451,781

2. During the reporting period, the Fund utilized $1,151,893 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund utilized $1,401,075 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$230,805	$230,805

The tax character of distributions paid during the reporting periods:

41      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

	Year Ended March 31, 2016	Year Ended March 31, 2015
Distributions paid from:
Exempt-interest dividends	$6,312,010	$ 7,037,393
Ordinary income	128,420	132,333

Total	$6,440,430	$ 7,169,726

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$120,636,174

Gross unrealized appreciation	$5,711,336
Gross unrealized depreciation	(33,492,880)

Net unrealized depreciation	$(27,781,544)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

42      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

3. Securities Valuation (Continued)

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

43      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

44      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
District of Columbia	$—	$4,035,314	$—	$4,035,314
Virginia	—	48,143,828	1,005,148	49,148,976
U.S. Possessions	—	39,670,340	—	39,670,340

Total Assets	$—	$91,849,482	$1,005,148	$92,854,630

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

45      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Value as of March 31, 2015	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]	Value as of March 31, 2016

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Virginia	$1,005,269	$(1,742)	$1,621	$1,005,148

Total Assets	$1,005,269	$(1,742)	$1,621	$1,005,148

a. Included in net investment income.

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation

Assets Table
Investment, at Value
Municipal Bonds and Notes
Virginia	$(1,742)

Total	$(1,742)

All securities classified as Level 3 in the Fund were valued using unadjusted values provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

    An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets

46      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

4. Investments and Risks (Continued)

periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

    Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

    Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

    The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in

47      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

    Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender

48      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

4. Investments and Risks (Continued)

event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

    When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense.

    The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

    The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund.

    At period end, the Fund had no outstanding inverse floaters.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are

49      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$5,037

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$1,672,109
Market Value	$373,915
Market Value as % of Net Assets	0.42%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $5,000,535, representing 5.59% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

50      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

5. Market Risk Factors (Continued)

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	1,269,911	$10,345,339	1,562,805	$13,596,871
Dividends and/or distributions reinvested	412,134	3,349,852	413,890	3,592,623
Redeemed	(2,744,897)	(22,207,145)	(2,676,178)	(23,003,703)

Net decrease	(1,062,852)	$(8,511,954)	(699,483)	$(5,814,209)

51      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount

Class B
Sold	3,738	$31,591	6,271	$52,520
Dividends and/or distributions reinvested	18,192	148,362	32,684	282,756
Redeemed	(339,630)	(2,748,967)	(374,792)	(3,213,120)

Net decrease	(317,700)	$(2,569,014)	(335,837)	$(2,877,844)

Class C
Sold	234,859	$1,909,733	844,460	$7,268,491
Dividends and/or distributions reinvested	157,614	1,277,892	153,492	1,329,545
Redeemed	(1,275,747)	(10,348,257)	(724,341)	(6,236,571)

Net increase (decrease)	(883,274)	$(7,160,632)	273,611	$2,361,465

Class Y
Sold	798,684	$6,490,673	1,077,649	$9,204,878
Dividends and/or distributions reinvested	55,127	449,716	68,452	594,628
Redeemed	(1,499,634)	(12,109,867)	(1,016,768)	(8,747,757)

Net increase (decrease)	(645,823)	$(5,169,478)	129,333	$1,051,749

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$15,947,793	$42,895,434

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

The Fund’s effective management fee for the reporting period was 0.55% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any

52      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	135
Accumulated Liability as of March 31, 2016	927

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement

53      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 31, 2016	$10,896	$4,164	$4,696	$3,085

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of

54      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the reporting period, the Manager reimbursed $128,110, $5,853 and $59,585 for Class A, Class B and Class C, respectively.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

    The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

    The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

    The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.5875% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which

55      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.41% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

    At period end, the Fund had borrowings outstanding at an interest rate of 0.5875%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$7,950,000
Average Daily Interest Rate	0.316%
Fees Paid	$446,342
Interest Paid	$23,607

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

    The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.25% of the Fund’s average net assets on an annualized basis.

    The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds

56      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

    The Fund executed no transactions under the Facility during the reporting period. Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$214,296

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

57      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Virginia Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Virginia Municipal Fund, including the statement of investments, as of March 31, 2016, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Virginia Municipal Fund as of March 31, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

May 27, 2016

58      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

    None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 98.01% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

59      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

60      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non- profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005);Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non -profit) (since May 2013). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2006) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

61      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 54 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007- 2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996-1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios

62      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Mary F. Miller, Continued	in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010).Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003),Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

63      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010 – September 2014), Chairman of the Audit Committee (March 2009 – September 2014) and Director/Trustee (December 2008 – September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007 – December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005 – 2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005 – June 2007); Member, Management Committee of Robeco Investment Management (2001 – 2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004 – 2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994 – January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992 – November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984 –November 1989). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Lo Bessette, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2006) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001- June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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Scott S. Cottier, Vice President (since 2006) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999- 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2006) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2001). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993). An officer of the Fund and other Oppenheimer funds.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015 to February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012 – March 2015) and Deputy Chief Legal Officer (April 2013 – March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008 – September 2009) and Deputy General Counsel (October 2009 – February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

68      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0576.001.0316 May 27, 2016

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $34,000 in fiscal 2016 and $33,100 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $4,404 in fiscal 2016 and $2,500 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $495,440 in fiscal 2016 and $890,608 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $521,665 in fiscal 2016 and $550,189 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,021,509 in fiscal 2016 and $1,443,297 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Virginia Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/13/2016